Exhibit 99.2

FINANCIAL SUPPLEMENT

FIRST QUARTER 2017

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-6
Commercial Lines	7-8
Personal Lines	9-10
Chaucer	11-12
Investments
Net Investment Income and Yields	13
Investment Portfolio	14
Credit Quality and Duration of Fixed Maturities	15
Top 10 Corporate and Municipal Fixed Maturity Holdings	16
Reconciliation of Operating Income to Net Income	17
Other Information
Non-GAAP Financial Measures	18
Corporate Information	19
Market and Dividend Information	19
Financial Strength and Debt Ratings	19

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international marine, aviation and political, casualty, energy, property and treaty business.

Marine, Aviation & Political includes marine coverages that insure marine hull, liability, cargo and specie, fine art, and ports and terminals and political coverages that insure political violence (war, terrorism, aviation war), political risk and trade credit. It also includes aviation coverages that insure airline hull and liability, general aviation, refuellers, aviation products and satellite.

Casualty provides liability coverage worldwide for professional and commercial risks, credit and bond, crime and professional liability coverage for financial institutions, medical malpractice, excess workers’ compensation and accident and health, as well as syndicate participations.

Energy coverage, encompassing exploration and production, construction, downstream, operational power and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

Property coverage insures property, including commercial and industrial businesses, against physical loss or damage and business interruption.

Treaty encompasses a broad range of casualty, property and marine exposures worldwide. International casualty treaties cover motor, employer public, professional, pecuniary and miscellaneous liabilities. North American casualty comprises mainly excess of loss, written on an occurrence and claims made basis, and with a focus on medical malpractice supported by workers compensation clash business. Casualty also includes accident & health, a largely catastrophe exposed account, written for a range of perils. Property comprises mainly catastrophe and risk excess of loss for personal, commercial, excess and surplus lines carriers. Marine treaties, written on a whole account, specific or combined basis, focus on a broad range of assets and associated perils and liabilities.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q1	Q2	Q3	Q4	Q1
(In millions, except earnings per share)	2016	2016	2016	2016	2017
PREMIUMS
Gross premiums written	$1,375.0	$1,402.0	$1,402.2	$1,218.2	$1,454.7
Net premiums written	1,144.3	1,221.6	1,250.9	1,082.0	1,186.8
Net premiums earned	1,151.3	1,145.5	1,160.9	1,170.4	1,181.3

EARNINGS
Operating income (loss) before interest and taxes	$120.4	$94.7	$129.8	$(22.1)	$69.1
Operating income (loss) after taxes	71.5	54.0	78.6	(19.7)	40.8
Income (loss) from continuing operations	78.1	1.9	88.3	(12.2)	45.2
Net income (loss)	78.2	2.0	88.4	(13.5)	45.2

PER SHARE DATA (DILUTED)
Operating income (loss) after taxes	$1.64	$1.24	$1.83	$(0.46)	$0.95
Income (loss) from continuing operations	1.79	0.04	2.06	(0.29)	1.05
Net income (loss)	1.80	0.05	2.06	(0.32)	1.05

Weighted average shares outstanding (1)	43.5	43.4	43.0	42.5	42.9

BALANCE SHEET

	March 31	June 30	September 30	December 31	March 31
(In millions, except per share data)	2016	2016	2016	2016	2017
Total assets	$14,027.7	$14,163.6	$14,363.7	$14,220.4	$14,490.8
Total loss and loss adjustment expense reserves	6,722.3	6,778.0	6,802.3	6,949.4	7,103.0
Total shareholders’ equity	2,957.0	3,009.7	3,045.7	2,857.5	2,913.5
Total shareholders’ equity, excluding net unrealized appreciation depreciation on investments, net of tax	2,710.6	2,686.2	2,724.3	2,671.5	2,708.5
U.S. Property and Casualty Companies
Statutory surplus	$2,276.7	$2,152.6	$2,218.5	$2,173.4	$2,229.5
Premium to surplus ratio	1.65:1	1.76:1	1.73:1	1.79:1	1.76:1
Book value per share	$69.30	$70.58	$72.08	$67.40	$68.44
Book value per share, excluding net unrealized appreciation depreciation on investments, net of tax	$63.52	$62.99	$64.48	$63.01	$63.62
Tangible book value per share (total book value excluding goodwill and intangibles)	$62.70	$64.11	$65.74	$61.17	$62.20
Shares outstanding	42.7	42.7	42.3	42.4	42.6
Total debt/equity	27.2%	26.5%	26.2%	27.5%	27.0%
Total debt/total capital	21.4%	21.0%	20.8%	21.6%	21.3%

(1)	Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2016 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended March 31
(In millions)	2017	2016	% Change
REVENUES
Premiums earned	$1,181.3	$1,151.3	2.6
Net investment income	71.1	68.3	4.1
Net realized investment gains	1.9	1.5	26.7
Fees and other income	6.6	6.5	1.5

Total revenues	1,260.9	1,227.6	2.7

LOSSES AND EXPENSES
Losses and loss adjustment expenses	766.5	699.6	9.6
Amortization of deferred acquisition costs	266.4	259.1	2.8
Interest expense	12.0	14.7	(18.4)
Other operating expenses	157.0	146.1	7.5

Total losses and expenses	1,201.9	1,119.5	7.4

Income from continuing operations before income taxes	59.0	108.1	(45.4)
Income tax expense	13.8	30.0	(54.0)

Income from continuing operations	45.2	78.1	(42.1)

Discontinued operations	—	0.1	N/M

Net income	$45.2	$78.2	(42.2)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2017	December 31 2016	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,232.6 and $7,235.1)	$7,340.8	$7,331.3	0.1
Equity securities, at fair value (cost of $493.0 and $498.4)	600.5	584.4	2.8
Other investments	588.8	533.8	10.3

Total investments	8,530.1	8,449.5	1.0

Cash and cash equivalents	257.0	282.6	(9.1)
Accrued investment income	62.2	61.7	0.8
Premiums and accounts receivable, net	1,522.2	1,438.1	5.8
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,726.1	2,611.8	4.4
Deferred acquisition costs	525.9	517.5	1.6
Deferred income taxes	116.3	115.1	1.0
Goodwill	184.9	184.8	0.1
Other assets	485.9	479.8	1.3
Assets of discontinued operations	80.2	79.5	0.9

Total assets	$14,490.8	$14,220.4	1.9

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$7,103.0	$6,949.4	2.2
Unearned premiums	2,657.4	2,561.0	3.8
Expenses and taxes payable	599.1	728.0	(17.7)
Reinsurance premiums payable	341.8	251.9	35.7
Debt	786.6	786.4	—
Liabilities of discontinued operations	89.4	86.2	3.7

Total liabilities	11,577.3	11,362.9	1.9

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,847.2	1,846.7	—
Accumulated other comprehensive income	89.2	62.8	42.0
Retained earnings	1,899.4	1,875.6	1.3
Treasury stock at cost (17.9 and 18.1 million shares)	(922.9)	(928.2)	(0.6)

Total shareholders’ equity	2,913.5	2,857.5	2.0

Total liabilities and shareholders’ equity	$14,490.8	$14,220.4	1.9

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended March 31

	2017					2016
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$718.0	$383.2	$353.5	$—	$1,454.7	$680.1	$356.8	$338.1	$—	$1,375.0

Net premiums written	$625.3	$362.1	$199.4	$—	$1,186.8	$604.3	$337.0	$203.0	$—	$1,144.3

Net premiums earned	$588.3	$381.8	$211.2	$—	$1,181.3	$571.4	$358.6	$221.3	$—	$1,151.3
Losses and LAE:
Current accident year, excluding catastrophe losses	339.3	237.4	107.7	—	684.4	320.8	215.7	141.9	—	678.4
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.1)	0.1	(2.3)	0.3	(2.0)	20.1	(0.7)	(29.7)	0.3	(10.0)
Current accident year catastrophe losses	36.4	40.4	12.7	—	89.5	19.2	10.5	10.2	—	39.9
Prior accident year unfavorable (favorable) catastrophe loss development	—	—	(5.4)	—	(5.4)	(0.3)	1.3	(9.7)	—	(8.7)

Total losses and LAE	375.6	277.9	112.7	0.3	766.5	359.8	226.8	112.7	0.3	699.6
Amortization of deferred acquisition costs and other underwriting expenses	215.4	112.3	84.7	0.6	413.0	207.9	103.2	86.1	0.4	397.6

GAAP underwriting profit (loss)	(2.7)	(8.4)	13.8	(0.9)	1.8	3.7	28.6	22.5	(0.7)	54.1
Net investment income	40.3	17.1	12.4	1.3	71.1	39.4	17.4	10.7	0.8	68.3
Other income	1.9	2.9	1.1	0.7	6.6	1.9	2.8	1.1	0.7	6.5
Other operating expenses	(2.1)	(1.7)	(2.4)	(4.2)	(10.4)	(2.3)	(1.7)	(0.6)	(3.9)	(8.5)

Operating income (loss) before income taxes	$37.4	$9.9	$24.9	$(3.1)	$69.1	$42.7	$47.1	$33.7	$(3.1)	$120.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.6%	62.2%	51.0%	N/M	57.9%	56.2%	60.2%	64.1%	N/M	59.0%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	—	—	(1.1)%	N/M	(0.2)%	3.5%	(0.2)%	(13.4)%	N/M	(0.9)%
Current accident year catastrophe losses	6.2%	10.6%	6.1%	N/M	7.6%	3.4%	2.9%	4.6%	N/M	3.5%
Prior accident year unfavorable (favorable) catastrophe loss development	—	—	(2.6)%	N/M	(0.5)%	(0.1)%	0.4%	(4.4)%	N/M	(0.8)%

Total loss and LAE ratio	63.8%	72.8%	53.4%	N/M	64.8%	63.0%	63.3%	50.9%	N/M	60.8%
Expense ratio	36.4%	28.8%	40.1%	N/M	34.7%	36.2%	28.1%	38.9%	N/M	34.2%

Combined ratio	100.2%	101.6%	93.5%	N/M	99.5%	99.2%	91.4%	89.8%	N/M	95.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Gross premiums written	$1,375.0	$1,402.0	$1,402.2	$1,218.2	$1,454.7

Net premiums written	$1,144.3	$1,221.6	$1,250.9	$1,082.0	$1,186.8

Net premiums earned	$1,151.3	$1,145.5	$1,160.9	$1,170.4	$1,181.3
Losses and LAE:
Current accident year, excluding catastrophe losses	678.4	663.7	673.2	684.0	684.4
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(10.0)	15.0	(8.1)	143.4	(2.0)
Current accident year catastrophe losses	39.9	62.3	27.6	30.2	89.5
Prior accident year favorable catastrophe loss development	(8.7)	(11.3)	(0.7)	(14.2)	(5.4)

Total losses and LAE	699.6	729.7	692.0	843.4	766.5
Amortization of deferred acquisition costs and other underwriting expenses	397.6	388.5	405.0	421.0	413.0

GAAP underwriting profit (loss)	$54.1	$27.3	$63.9	$(94.0)	$1.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.0%	57.9%	58.0%	58.3%	57.9%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.9)%	1.3%	(0.7)%	12.3%	(0.2)%
Current accident year catastrophe losses	3.5%	5.5%	2.4%	2.6%	7.6%
Prior accident year favorable catastrophe loss development	(0.8)%	(1.0)%	(0.1)%	(1.2)%	(0.5)%

Total loss and LAE ratio	60.8%	63.7%	59.6%	72.0%	64.8%
Expense ratio	34.2%	33.6%	34.6%	35.7%	34.7%

Combined ratio	95.0%	97.3%	94.2%	107.7%	99.5%

Combined ratio, excluding catastrophe losses	92.3%	92.8%	91.9%	106.3%	92.4%

Current accident year combined ratio, excluding catastrophe losses	93.2%	91.5%	92.6%	94.0%	92.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended March 31

	2017					2016
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$203.0	$83.0	$89.2	$250.1	$625.3	$198.0	$79.2	$82.1	$245.0	$604.3

Net premiums earned	$197.9	$77.3	$72.8	$240.3	$588.3	$188.0	$76.2	$66.6	$240.6	$571.4
Losses and LAE:
Current accident year, excluding catastrophe losses	113.4	53.7	46.1	126.1	339.3	94.2	53.8	44.2	128.6	320.8
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	—	—	—	(0.1)	(0.1)	7.5	3.0	(4.4)	14.0	20.1
Current accident year catastrophe losses	21.5	0.6	—	14.3	36.4	13.8	0.5	—	4.9	19.2
Prior accident year unfavorable (favorable) catastrophe loss development	1.2	(0.1)	—	(1.1)	—	(1.8)	—	—	1.5	(0.3)

Total losses and LAE	136.1	54.2	46.1	139.2	375.6	113.7	57.3	39.8	149.0	359.8
Amortization of deferred acquisition costs and other underwriting expenses					215.4					207.9

GAAP underwriting profit					(2.7)					3.7
Net investment income					40.3					39.4
Other income					1.9					1.9
Other operating expenses					(2.1)					(2.3)

Operating income before income taxes					$37.4					$42.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.3%	69.5%	63.3%	52.4%	57.6%	50.1%	70.6%	66.4%	53.5%	56.2%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	—	—	—	—	—	4.0%	3.9%	(6.6)%	5.8%	3.5%
Current accident year catastrophe losses	10.9%	0.7%	—	6.0%	6.2%	7.4%	0.7%	—	2.1%	3.4%
Prior accident year unfavorable (favorable) catastrophe loss development	0.6%	(0.1)%	—	(0.5)%	—	(1.0)%	—	—	0.6%	(0.1)%

Total loss and LAE ratio	68.8%	70.1%	63.3%	57.9%	63.8%	60.5%	75.2%	59.8%	62.0%	63.0%
Expense ratio					36.4%					36.2%

Combined ratio					100.2%					99.2%

Change in policies in force	5.6%	(1.7)%	10.5%	5.8%	5.4%	5.7%	(3.2)%	(9.7)%	3.8%	1.7%
Retention	86.8%	81.6%	81.9%	N/M	84.7%	85.9%	79.8%	76.7%	N/M	82.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2016	2016	2016	2016	2017
Gross premiums written	$680.1	$662.9	$730.0	$613.2	$718.0

Net premiums written	$604.3	$579.9	$647.3	$530.0	$625.3

Net premiums earned	$571.4	$574.7	$587.2	$584.7	$588.3
Losses and LAE:
Current accident year, excluding catastrophe losses	320.8	312.9	336.0	338.4	339.3
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	20.1	22.1	19.3	161.5	(0.1)
Current accident year catastrophe losses	19.2	26.6	16.4	11.6	36.4
Prior accident year unfavorable (favorable) catastrophe loss development	(0.3)	(0.7)	1.3	(4.0)	—

Total losses and LAE	359.8	360.9	373.0	507.5	375.6
Amortization of deferred acquisition costs and other underwriting expenses	207.9	208.7	210.6	211.6	215.4

GAAP underwriting profit (loss)	$3.7	$5.1	$3.6	$(134.4)	$(2.7)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.2%	54.5%	57.2%	57.9%	57.6%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	3.5%	3.8%	3.3%	27.6%	—
Current accident year catastrophe losses	3.4%	4.6%	2.8%	2.0%	6.2%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	(0.1)%	0.2%	(0.7)%	—

Total loss and LAE ratio	63.0%	62.8%	63.5%	86.8%	63.8%
Expense ratio	36.2%	36.1%	35.7%	36.0%	36.4%

Combined ratio	99.2%	98.9%	99.2%	122.8%	100.2%

Combined ratio, excluding catastrophe losses	95.9%	94.4%	96.2%	121.5%	94.0%

Current accident year combined ratio, excluding catastrophe losses	92.4%	90.6%	92.9%	93.9%	94.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended March 31

	2017				2016
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$239.6	$114.4	$8.1	$362.1	$222.5	$106.4	$8.1	$337.0

Net premiums earned	$238.6	$133.8	$9.4	$381.8	$221.8	$127.3	$9.5	$358.6
Losses and LAE:
Current accident year, excluding catastrophe losses	168.5	65.5	3.4	237.4	159.4	52.4	3.9	215.7
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	—	—	0.1	0.1	(0.8)	—	0.1	(0.7)
Current accident year catastrophe losses	1.7	38.6	0.1	40.4	0.5	9.9	0.1	10.5
Prior accident year unfavorable (favorable) catastrophe loss development	(0.2)	0.2	—	—	0.1	1.2	—	1.3

Total losses and LAE	170.0	104.3	3.6	277.9	159.2	63.5	4.1	226.8
Amortization of deferred acquisition costs and other underwriting expenses				112.3				103.2

GAAP underwriting profit (loss)				(8.4)				28.6
Net investment income				17.1				17.4
Other income				2.9				2.8
Other operating expenses				(1.7)				(1.7)

Operating income before income taxes				$9.9				$47.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	70.6%	49.0%	36.1%	62.2%	71.9%	41.2%	41.0%	60.2%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	—	—	1.1%	—	(0.4)%	—	1.1%	(0.2)%
Current accident year catastrophe losses	0.7%	28.9%	1.1%	10.6%	0.3%	7.8%	1.1%	2.9%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.1%	—	—	—	0.9%	—	0.4%

Total loss and LAE ratio	71.2%	78.0%	38.3%	72.8%	71.8%	49.9%	43.2%	63.3%
Expense ratio				28.8%				28.1%

Combined ratio				101.6%				91.4%

Change in policies in force	2.5%	2.6%	(11.4)%	2.1%	(3.2)%	(1.7)%	(12.7)%	(2.8)%

Retention	85.9%	83.3%	N/M	84.8%	84.4%	81.2%	N/M	83.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions, except percentage data)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Gross premiums written	$356.8	$416.6	$428.7	$402.5	$383.2

Net premiums written	$337.0	$395.3	$407.5	$381.4	$362.1

Net premiums earned	$358.6	$364.7	$371.5	$376.7	$381.8
Losses and LAE:
Current accident year, excluding catastrophe losses	215.7	221.2	226.7	220.9	237.4
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.7)	0.9	(1.1)	5.2	0.1
Current accident year catastrophe losses	10.5	9.7	10.8	9.7	40.4
Prior accident year unfavorable catastrophe loss development	1.3	1.5	1.5	2.0	—

Total losses and LAE	226.8	233.3	237.9	237.8	277.9
Amortization of deferred acquisition costs and other underwriting expenses	103.2	102.1	110.3	116.3	112.3

GAAP underwriting profit (loss)	$28.6	$29.3	$23.3	$22.6	$(8.4)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.2%	60.7%	61.1%	58.7%	62.2%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.2)%	0.2%	(0.3)%	1.4%	—
Current accident year catastrophe losses	2.9%	2.7%	2.9%	2.6%	10.6%
Prior accident year unfavorable catastrophe loss development	0.4%	0.4%	0.4%	0.5%	—

Total loss and LAE ratio	63.3%	64.0%	64.1%	63.2%	72.8%
Expense ratio	28.1%	27.3%	29.0%	30.2%	28.8%

Combined ratio	91.4%	91.3%	93.1%	93.4%	101.6%

Combined ratio, excluding catastrophe losses	88.1%	88.2%	89.8%	90.3%	91.0%

Current accident year combined ratio, excluding catastrophe losses	88.3%	88.0%	90.1%	88.9%	91.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended March 31

	2017						2016
(In millions, except percentage data)	Marine, Aviation & Political	Casualty	Energy	Property	Treaty	Total	Marine, Aviation & Political	Casualty	Energy	Property	Treaty	Total
Gross premiums written	$85.1	$53.4	$41.6	$23.2	$150.2	$353.5	$92.1	$55.4	$39.8	$12.8	$138.0	$338.1

Net premiums written	$54.1	$39.5	$11.9	$11.2	$82.7	$199.4	$58.4	$46.7	$12.3	$5.9	$79.7	$203.0

Net premiums earned	$60.2	$44.6	$34.0	$12.6	$59.8	$211.2	$57.9	$50.5	$45.0	$11.2	$56.7	$221.3
Losses and LAE:
Current accident year, excluding catastrophe losses						107.7						141.9
Prior accident year favorable reserve development, excluding catastrophe losses						(2.3)						(29.7)
Current accident year catastrophe losses						12.7						10.2
Prior accident year favorable catastrophe loss development						(5.4)						(9.7)

Total losses and LAE						112.7						112.7
Amortization of deferred acquisition costs and other underwriting expenses						84.7						86.1

GAAP underwriting profit						13.8						22.5
Net investment income						12.4						10.7
Other income						1.1						1.1
Other operating expenses						(2.4)						(0.6)

Operating income before income taxes						$24.9						$33.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						51.0%						64.1%
Prior accident year favorable reserve development, excluding catastrophe losses						(1.1)%						(13.4)%
Current accident year catastrophe losses						6.1%						4.6%
Prior accident year favorable catastrophe loss development						(2.6)%						(4.4)%

Total loss and LAE ratio						53.4%						50.9%
Expense ratio						40.1%						38.9%

Combined ratio						93.5%						89.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2016	2016	2016	2016	2017
Gross premiums written	$338.1	$322.5	$243.5	$202.5	$353.5

Net premiums written	$203.0	$246.4	$196.1	$170.6	$199.4

Net premiums earned	$221.3	$206.1	$202.2	$209.0	$211.2
Losses and LAE:
Current accident year, excluding catastrophe losses	141.9	129.6	110.4	124.7	107.7
Prior accident year favorable reserve development, excluding catastrophe losses	(29.7)	(8.3)	(26.6)	(30.7)	(2.3)
Current accident year catastrophe losses	10.2	26.0	0.4	8.9	12.7
Prior accident year favorable catastrophe loss development	(9.7)	(12.1)	(3.5)	(12.2)	(5.4)

Total losses and LAE	112.7	135.2	80.7	90.7	112.7
Amortization of deferred acquisition costs and other underwriting expenses	86.1	77.4	83.7	91.8	84.7

GAAP underwriting profit (loss)	$22.5	$(6.5)	$37.8	$26.5	$13.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.1%	62.9%	54.6%	59.7%	51.0%
Prior accident year favorable reserve development, excluding catastrophe losses	(13.4)%	(4.0)%	(13.2)%	(14.7)%	(1.1)%
Current accident year catastrophe losses	4.6%	12.6%	0.2%	4.2%	6.1%
Prior accident year favorable catastrophe loss development	(4.4)%	(5.9)%	(1.7)%	(5.8)%	(2.6)%

Total loss and LAE ratio	50.9%	65.6%	39.9%	43.4%	53.4%
Expense ratio	38.9%	37.6%	41.4%	43.9%	40.1%

Combined ratio	89.8%	103.2%	81.3%	87.3%	93.5%

Combined ratio, excluding catastrophe losses	89.6%	96.5%	82.8%	88.9%	90.0%

Current accident year combined ratio, excluding catastrophe losses	103.0%	100.5%	96.0%	103.6%	91.1%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Net Investment Income

Fixed maturities	$61.1	$61.3	$59.8	$62.9	$60.9
Equity securities	4.3	4.8	4.4	5.1	4.3
Other investments	5.6	5.7	6.4	9.0	8.6
Investment expenses	(2.7)	(2.7)	(2.8)	(2.8)	(2.7)

Total	$68.3	$69.1	$67.8	$74.2	$71.1

Pre-tax Yields

Fixed maturities	3.54%	3.56%	3.43%	3.44%	3.38%
Total	3.40%	3.39%	3.31%	3.40%	3.29%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

March 31, 2017

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain (Loss)	Change in Net Unrealized YTD
Fixed maturities:
U.S. Treasury and government agencies	AAA	$338.9	$338.1	3.8%	$(0.8)	$0.6
Foreign government	AA+	242.9	248.0	2.8%	5.1	0.2
Municipals:
Taxable	AA	955.6	986.2	11.2%	30.6	1.0
Tax-exempt	AA	92.8	93.5	1.1%	0.7	0.7
Corporate:
NAIC 1	A	1,655.5	1,685.3	19.2%	29.8	2.7
NAIC 2	BBB	1,964.8	1,991.2	22.7%	26.4	5.3
NAIC 3 and below	B+	399.5	417.6	4.7%	18.1	2.3

Total corporate	BBB+	4,019.8	4,094.1	46.6%	74.3	10.3

Asset backed:
Residential mortgage-backed	AAA	967.5	963.4	11.0%	(4.1)	(0.1)
Commercial mortgage-backed	AAA	556.6	558.9	6.4%	2.3	(1.4)
Asset-backed	AAA	58.5	58.6	0.7%	0.1	0.7

Total fixed maturities	A+	7,232.6	7,340.8	83.6%	108.2	12.0
Equity securities		493.0	600.5	6.8%	107.5	21.5
Other investments		584.9	588.8	6.7%	3.9	—

Total investments		8,310.5	8,530.1	97.1%	219.6	33.5
Cash and cash equivalents		257.0	257.0	2.9%	—	—

Total		$8,567.5	$8,787.1	100.0%	$219.6	$33.5

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

March 31, 2017

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,836.3	$4,900.4	66.8%
2	Baa	1,990.6	2,016.5	27.4%
3	Ba	215.0	225.3	3.1%
4	B	179.4	186.5	2.5%
5	Caa and lower	11.0	11.7	0.2%
6	In or near default	0.3	0.4	—

Total fixed maturities		$7,232.6	$7,340.8	100.0%

DURATION OF FIXED MATURITIES
		Amortized Cost	Fair Value	% of Total Fair Value
0-2 Years		$1,192.1	$1,216.2	16.6%
2-4 Years		2,109.2	2,177.0	29.6%
4-6 Years		1,941.2	1,971.5	26.9%
6-8 Years		1,559.5	1,550.3	21.1%
8-10 Years		367.0	361.1	4.9%
10+ Years		63.6	64.7	0.9%

Total fixed maturities		$7,232.6	$7,340.8	100.0%

Weighted Average Duration		4.4

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

March 31, 2017

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
US Bancorp	$27.3	$27.5	0.31%	A
Wells Fargo	26.6	26.7	0.30%	A
Verizon	26.3	27.0	0.31%	BBB+
Enterprise Holdings	26.1	25.6	0.29%	BBB+
Goldman Sachs	26.0	27.1	0.31%	BBB
Anheuser-Busch InBev	25.6	25.9	0.30%	A-
Morgan Stanley	25.0	25.0	0.29%	BBB+
Key Bank	24.6	24.7	0.28%	BBB+
AvalonBay Communities	24.5	24.1	0.27%	A-
Oracle	23.9	24.0	0.27%	AA-

Top 10 Corporate and Municipal Fixed	$255.9	$257.6	2.93%

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended March 31
	2017		2016
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME
Commercial Lines	$37.4		$42.7
Personal Lines	9.9		47.1
Chaucer	24.9		33.7
Other	(3.1)		(3.1)

Total	69.1		120.4

Interest expense	(12.0)		(14.7)

Operating income before income taxes	57.1	$1.33	105.7	$2.43
Income tax expense on operating income	(16.3)	(0.38)	(34.2)	(0.79)

Operating income after income taxes	40.8	0.95	71.5	1.64
Other non-operating items:
Net realized investment gains	1.9	0.04	1.5	0.04
Other	—	—	0.7	0.01
Income tax benefit on other non-operating items	2.5	0.06	4.4	0.10

Income from continuing operations, net of taxes	45.2	1.05	78.1	1.79
Discontinued operations, net of taxes	—	—	0.1	0.01

NET INCOME	$45.2	$1.05	$78.2	$1.80

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three months ended March 31, 2017 and 2016 is set forth on page 17 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings Limited

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended	2017
	Price Range		Dividends
	High	Low	Per Share
March 31	$91.58	$83.09	$0.500

Quarter Ended	2016
	Price Range		Dividends
	High	Low	Per Share
March 31	$90.68	$76.90	$0.460
June 30	$91.15	$80.41	$0.460
September 30	$84.58	$74.10	$0.460
December 31	$91.66	$74.88	$0.500

INDUSTRY RATINGS AS OF MAY 2, 2017

	A.M.	Standard
Financial Strength Ratings	Best	& Poor’s	Moody’s
The Hanover Insurance Company	A	A	A3
Citizens Insurance Company of America	A	A	—

	A.M.	Standard
Debt Ratings	Best	& Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB	Baa3
Subordinated Debentures	bb+	BB+	Ba1

TRANSFER AGENT

Computershare Investor Services

PO Box 30170

College Station, TX 77842-3170

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at

http:// www.Hanover.com